UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	September 17, 2024

Harley-Davidson Motorcycle Trust 2024-B
(Exact name of Issuing Entity as specified in its charter)
(Central Index Key Number of Issuing Entity: 0002034427)

Harley-Davidson Customer Funding Corp.
(Exact name of Depositor as specified in its charter)
(Central Index Key Number of Depositor: 0001114926)

Harley-Davidson Credit Corp.
(Exact name of Sponsor as specified in its charter)
(Central Index Key Number of Sponsor: 0001033232)

Nevada	333-262475	36-4396302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9850 Double R Boulevard, Suite 200, Reno, Nevada 89521
(Address of principal executive offices, including zip code)

(775) 886-3000
(Registrant’s telephone number, including area code)

3850 Arrowhead Drive, Carson City, Nevada 89706
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 17, 2024, Harley-Davidson Customer Funding Corp. (the “Depositor) and Harley-Davidson Credit Corp. (the “Sponsor”) entered into an Underwriting Agreement with Citigroup Global Markets Inc., on behalf of itself and as representative of the several underwriters (collectively, the “Underwriters”), for the issuance and sale of certain asset backed notes of Harley-Davidson Motorcycle Trust 2024-B (the “Trust”) in the following classes: Class A-1, Class A-2, Class A-3, and Class A-4 (collectively, the “Offered Notes”). The Offered Notes have an aggregate principal amount of $600,000,000. The Offered Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-262475). It is expected that the Offered Notes will be issued on or about September 25, 2024.

The description of the Underwriting Agreement set forth above is qualified in its entirety by the terms of such agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

The Depositor is filing certain exhibits by means of this Current Report on Form 8-K in connection with its filing with the SEC of a final prospectus, dated September 17, 2024, related to the offering of the Offered Notes. See “Item 9.01. Financial Statements and Exhibits.”

In connection with the offering of the Offered Notes, the chief executive officer of the Depositor has made the certifications required by Paragraph I.B.1(a) of Form SF-3, which certifications are attached as Exhibit 36.1 to this Current Report on Form 8-K. The certifications are being filed by means of this Current Report on Form 8-K to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(a)            Not Applicable.

(b)            Not Applicable.

(c)            Not Applicable.

(d)            Exhibits. The following exhibits are being filed herewith:

(1.1)	Underwriting Agreement, dated September 17, 2024, among Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp. and Citigroup Global Markets Inc., on behalf of itself and as representative of the several underwriters.

(4.1)	Amended and Restated Trust Agreement, dated September 1, 2024, between Harley-Davidson Customer Funding Corp. and Wilmington Trust, National Association.

(4.2)	Indenture, dated as of September 1, 2024, between Harley-Davidson Motorcycle Trust 2024-B and Citibank, N.A.

(4.3)	Asset Representations Review Agreement, dated September 1, 2024, among Harley-Davidson Credit Corp., Harley-Davidson Motorcycle Trust 2024-B and Clayton Fixed Income Services LLC.

(5.1)	Opinion of FisherBroyles, LLP, dated as of September 17, 2024, as to legality.

(5.2)	Opinion of Morris James LLP, dated as of September 17, 2024, as to legality.

(8.1)	Opinion of FisherBroyles, LLP, dated as of September 17, 2024, as to certain tax matters.

(10.1)	Transfer and Sale Agreement, dated as of September 1, 2024, between Harley-Davidson Customer Funding Corp. and Harley-Davidson Credit Corp.

(10.2)	Sale and Servicing Agreement, dated as of September 1, 2024, among Harley-Davidson Motorcycle Trust 2024-B, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and Citibank, N.A.

(10.3)	Administration Agreement, dated as of September 1, 2024, among Harley-Davidson Motorcycle Trust 2024-B, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and Citibank, N.A.

(23.1)	Consent of FisherBroyles, LLP (included in Exhibits 5.1 and 8.1).

(23.2)	Consent of Morris James LLP (included in Exhibit 5.2).

(36.1)	Depositor Certifications for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Date: September 17, 2024	By:	/s/David Viney
	Name:	David Viney
	Title:	Vice President and Treasurer

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Exhibit Index to Current Report on Form 8-K

Dated September 17, 2024

Exhibit

Number

(1.1)	Underwriting Agreement, dated September 17, 2024, among Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp. and Citigroup Global Markets Inc., on behalf of itself and as representative of the several underwriters.

(4.1)	Amended and Restated Trust Agreement, dated September 1, 2024, between Harley-Davidson Customer Funding Corp and Wilmington Trust, National Association.

(4.2)	Indenture, dated as of September 1, 2024, between the Harley-Davidson Motorcycle Trust 2024-B and Citibank, N.A.

(4.3)	Asset Representations Review Agreement, dated September 1, 2024, among Harley-Davidson Credit Corp., Harley-Davidson Motorcycle Trust 2024-B and Clayton Fixed Income Services LLC.

(5.1)	Opinion of FisherBroyles, LLP, dated as of September 17, 2024, as to legality.

(5.2)	Opinion of Morris James LLP, dated as of September 17, 2024, as to legality.

(8.1)	Opinion of FisherBroyles, LLP, dated as of September 17, 2024, as to certain tax matters.

(10.1)	Transfer and Sale Agreement, dated as of September 1, 2024, between Harley-Davidson Customer Funding Corp. and Harley-Davidson Credit Corp.

(10.2)	Sale and Servicing Agreement, dated as of September 1, 2024, among Harley-Davidson Motorcycle Trust 2024-B, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and Citibank, N.A.

(10.3)	Administration Agreement, dated as of September 1, 2024, among Harley-Davidson Motorcycle Trust 2024-B, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and Citibank, N.A.

(23.1)	Consent of FisherBroyles, LLP (included in Exhibits 5.1 and 8.1).

(23.2)	Consent of Morris James LLP (included in Exhibit 5.2).

(36.1)	Depositor Certifications for shelf offerings of asset-backed securities.